UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/05/2006

TRIMERIS INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On October 5, 2006, Trimeris, Inc. (the "Company") and its collaborative parter, Hoffmann-La Roche, Inc. ("Roche") issued a press release announcing positive new clinical trial data regarding the use of FUZEON with the investigtional integrase inhibitor MK-0518, presented at the 46th annual Interscience Conference on Antimicrobial Agents and Chemotherapy on September 29, 2006.

FUZEON, co-developed by Roche and Trimeris, is the only fusion inhibitor available for the treatment of HIV. MK-0518 is a novel investigational integrase inhibitor being developed by Merck & Co., Inc.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1   Press release dated October 5, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS INC

Date: October 10, 2006	By:	/s/ Steven D. Skolsky
Steven D. Skolsky
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 5, 2006